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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 26, 2006


                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MICHIGAN                        0-452                  38-1093240
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


           100 EAST PATTERSON STREET
              TECUMSEH, MICHIGAN                                    49286
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
          FISCAL YEAR.

         On April 26, 2006, the board of directors amended our bylaws to permit any non-employee director to serve as lead director. Before the amendment, our bylaws required the lead director to be a director who satisfied all applicable requirements for service on the audit committee.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

         Exhibit No.    Description

         3.1            Amended and Restated Bylaws of Tecumseh
                        Products Company as amended through April 26, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TECUMSEH PRODUCTS COMPANY


Date:  April  28, 2006                   By /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                             Financial Officer



                                      -1-
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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

3.1 Amended and Restated Bylaws of Tecumseh Products Company as amended through April 26, 2006



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